UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2015

PRAXSYN CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	333-130446	20-3191557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18013 Sky Park Circle, Suite A, Irvine, CA 92614
(Address of principal executive offices, including zip code)

(949) 777-6112
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement

On October 11, 2014, Mesa Pharmacy, Inc., a California corporation (“Mesa”) a wholly subsidiary of Praxsyn Corporation, a Nevada corporation (the “Company”) entered into a Script Processing Service Contract, as attached hereto and incorporated by reference herein as Exhibit 10.1, with NHS Pharma, Inc., a California Corporation (“NHS”) to perform the following services:

●	Billing Services including but not limited to patient eligibility and payment verification, communications with insurance companies for prescription authorization, and database entry for the Company’s billing and financial tracking; and

●	Additional Services include but are not limited to patient prescription refill reminder calls, patient denial calls, patient compliance calls, and real-time online portal reporting (including updates on prescription tracking, approvals, and denials)

NHS for the Billing Services shall receive 7 ½% of the insurance proceeds received by Mesa, and 1 ½% of the insurance proceeds received by Mesa for the additional services as noted above.

Due to the success of the relationship between Mesa and NHS, the parties entered into a Marketing Company Agreement, dated January 26, 2015 (the “NHS Marketing Agreement”), as attached hereto and incorporated by reference herein as Exhibit 10.2. Pursuant to the NHS Marketing Agreement, the material terms include that: a) NHS shall market Mesa’s products and services to medical providers; b) NHS shall receive a commission of 55% of the total amount committed to Mesa from the insurance payors from prescriptions and refills generated by NHS; and c) NHS shall not have an exclusive marketing agreement with Mesa.

Item 1.02	Termination of a Material Definitive Agreement

On January 22, 2015, management of the Company sent written notice to Trestles Pain Specialists, LLC, a California Corporation (“TPS”), that as of close of business that day, that the Company was not going to renew the exclusive Consulting Services Agreement dated January 23, 2014, and all amendments thereto (collectively, the “TPS Agreement”). The TPS Agreement was previously filed with the Securities and Exchange Commission (“SEC”) as Exhibit 10.1, which exhibit is incorporated by this reference, on November 19, 2014 in the Company’s Quarterly Report on Form 10-Q. Although the TPS Agreement was not renewed, the parties continue in contract negotiation discussions.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the shareholder’s majority written consent, management of the Company filed all paperwork necessary, as attached hereto and incorporated by reference herein as Exhibit 3.1(i) and Exhibit 3.2(i), for the Company to change its domicile from the state of Illinois to the state of Nevada.

The Company has also submitted its Company-Related Action Notification Form to the Financial Industry Regulatory Authority (“FINRA”), and is waiting for final approval on the domicile change by FINRA.

Item 5.07	Submission of Matters to a Vote of Security Holders

See Item 5.03 above, which is incorporated hereto by this reference.

Item 8.01	Other Events

On December 31, 2014, TPS delivered to the Company’s Board of Directors a notarized letter to cancel all of TPS’s 166,664 shares of Series D Convertible Preferred Stock. Such cancellation was then submitted to Broadridge Corporate Issuer Solutions, Inc., (the Company’s transfer agent), at the direction of TPS on January 21, 2014.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1(i)	Articles of Incorporation dated December 30, 2014
3.2(i)	Articles of Domestication dated December 30, 2014
10.1	Script Processing Service Contract, dated October 11, 2014
10.2	Marketing Company Agreement, dated January 26, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Edward Kurtz
Edward Kurtz, Chief Executive Officer

Dated: January 27, 2015